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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 6, 1998
                                                          -------------

                                ENAMELON, INC.
                              -----------------
            (Exact name of registrant as specified in its charter)

        Delaware                       0-21595                13-3669775
      -----------                     ---------              ------------
(State or Other Jurisdiction  (Commission File Number) (IRS Employer Ident. No.)
   of Incorporation)

                  15 Kimball Avenue, Yonkers, New York 10704
          -----------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                (914) 237-1308
                        -----------------------------
              Registrant's telephone number, including area code
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Item 5.   Other Events.
          ------------

          On April 6, 1998, the Registrant finalized an Amendment to Restated Patent Licence Agreement (the "U.S. Amendment") and an Amendment to Restated Foreign Patent License Agreement (the "Foreign Amendment") with the American Dental Association Health Foundation (the "ADAHF"), both of which are effective as of January 1, 1998. The U.S. Amendment amends the Restated Patent License Agreement, dated as of June 24, 1992, as amended by the Amendment Agreement dated as of June 12, 1995 (together, the "License Agreement"), and the Foreign Amendment amends the Restated Foreign Patent License Agreement, dated as of November 18, 1992, as amended by the Foreign License Amendment Agreement, dated as of June 14, 1995 (together, the "Foreign License Agreement").

          The License Agreement, as amended by the U.S. Amendment (the "Amended License Agreement"), grants the Registrant a fully-paid exclusive United States license to manufacture and sell toothpastes and chewing gum and other food and confectionery products ("Exclusive Products") using certain ADAHF patents issued in the United States (the "ADAHF Patented Technology"). Under the Amended License Agreement, the Registrant will be required to pay a fixed annual royalty through 2008 of $400,000 with respect to all sales by the Registrant of Exclusive Products (whether or not they rely upon the ADAHF Patented Technology) up to $100 million in that year and an additional fixed royalty of $200,000 with respect to all sales by the Registrant of Exclusive Products exceeding $100 million in that year. The term of the Amended License Agreement expires upon the last to expire of the ADAHF patents licensed under the Amended License Agreement, including any continuations, divisions, reexaminations, extensions or releases thereof.

          The Foreign License Agreement, as amended by the Foreign Amendment (the "Amended Foreign License Agreement"), grants the Registrant a fully-paid exclusive license to manufacture and sell Exclusive Products using technology that is the subject matter of foreign patent applications filed by the ADAHF in certain foreign countries. It also grants the Registrant the non-exclusive right to manufacture and sell in such countries other products using that technology, including oral sprays, mouth rinses and professional gels ("Non-Exclusive Products"). The Amended Foreign License Agreement provides that the Registrant's payment of royalties under the Amended License Agreement will constitute a fully-paid license under the Amended Foreign License Agreement with respect to sales of the Exclusive Products. The royalties payable with respect to sales of Non-Exclusive Products and other provisions of the Foreign License Agreement pertaining to Non-Exclusive Products remain unchanged under the Amended Foreign License Agreement.

          The U.S. Amendment and the Foreign Amendment each provides that the Registrant may assign or sublicense its rights under its licenses with respect to the Exclusive Products without the consent of the ADAHF, provided that the Registrant will continue to remain liable for payment of royalties under the Amended License Agreement. In addition, the ADAHF has waived any claim to ownership rights in any of the Registrant's patents, and the Registrant has agreed not to sue the ADAHF or any licensee of the ADAHF licensed to use the ADAHF patents for infringement of the Registrant's patents, unless the infringement constitutes a breach of the Registrant's exclusive license under the two license agreements.

          (c)      Exhibits.

                   10.1 Restated Patent License Agreement by and between the Registrant and the American Dental Association Health Foundation dated as of June 24, 1992.(1)

                   10.2 Amendment Agreement by and between the Registrant and the American Dental Association Health Foundation dated as of June 12, 1995.(1)

                   10.3 Amendment to Restated Patent License Agreement between the Registrant and the American Dental Association Health Foundation dated as of January 1, 1998.

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                   10.4     Restated Foreign Patent License Agreement by and
                            between the Registrant and the American Dental Association Health Foundation dated as of November 18, 1992.(1)

                   10.5 Foreign License Amendment Agreement by and between the Registrant and the American Dental Association Health Foundation dated as of June 14, 1995.(1)

                   10.6 Amendment to Restated Foreign Patent License Agreement between the Registrant and the American Dental Association Health Foundation dated as of January 1, 1998.

                   (1) Incorporated herein by reference from Exhibits to Registrant's Registration Statement on Form S-1 (File No. 333-06455), declared effective on October 24, 1996.

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                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ENAMELON, INC.
                                                   (Registrant)

Date: April 14, 1998                          By:  /s/ Dr. Steven R. Fox
                                                   -----------------------------
                                                   Dr. Steven R. Fox
                                                   Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

10.1 Restated Patent License Agreement by and between the Registrant and the American Dental Association Health Foundation dated as of June 24, 1992.(1)

10.2 Amendment Agreement by and between the Registrant and the American Dental Association Health Foundation dated as of June 12, 1995.(1)

10.3 Amendment to Restated Patent License Agreement between the Registrant and the American Dental Association Health Foundation dated as of January 1, 1998.

10.4 Restated Foreign Patent License Agreement by and between the Registrant and the American Dental Association Health Foundation dated as of November 18, 1992.(1)

10.5 Foreign License Amendment Agreement by and between the Registrant and the American Dental Association Health Foundation dated as of June 14, 1995.(1)

10.6 Amendment to Restated Foreign Patent License Agreement between the Registrant and the American Dental Association Health Foundation dated as of January 1, 1998.

(1) Incorporated herein by reference from Exhibits to Registrant's Registration Statement on Form S-1 (File No. 333-06455), declared effective on October 24, 1996.


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